1Q TWENTY23 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, changes to interest rates by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assumes," "anticipates," "believes," "estimates," "expects," “foresees,” "intends," "plans," "projects," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thererto, the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing, deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; Origin's ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business); the effectiveness of Origin's risk management framework and quantitative models; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; the impact of labor pressures; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; volatility and direction of market interest rates; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies, difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, and potential expenses associated with complying with such regulations; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities, and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; uncertainty regarding the transition away from the London Interbank Offered Rate ("LIBOR") and the impact of any replacement alternatives such as the Secured Overnight Financing Rate ("SOFR") on Origin's business; possible changes in trade, monetary, and fiscal policies, laws, and regulations and other activities of governments, agencies and similar organizations; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities (including the impacts related to or resulting from Russia's military action in Ukraine, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments), regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; and system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Certain prior period amounts have been reclassified to conform to the current year financial statement presentations. These reclassifications did not impact previously reported net income or comprehensive income. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: adjusted net income, adjusted PTPP earnings, adjusted diluted EPS, NIM-FTE, adjusted, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, ROATCE and adjusted ROATCE and adjusted efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

ORIGIN BANCORP, INC. _______ 17 LOUISIANA Entry: 1912 Loans: $1,475 Deposits: $2,942 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 ORIGIN COMPANY SNAPSHOT • Origin Bancorp, Inc. is the holding company for Origin Bank. • Origin Bank was founded in 1912 and is headquartered in Choudrant, LA. • 60 banking centers operating across Texas, Louisiana & Mississippi DEPOSITS & LOANS BY STATE Note: All financial information is as of 03/31/2023. * Please see slide 34 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $610 Deposits: $689 9% 9% 38% 21% 53% 70% Loans (2)Deposits (1) ICS ICS 9 9 19 6 TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $2,824 Loans: $1,754 Loans: $375 Deposits: $2,053 Deposits: $1,261 Deposits: $882 Total Texas Loans: $4,953 Total Texas Deposits: $4,196 ,

ORIGIN BANCORP, INC. _______ 4 A UNIQUE & DEFINED CULTURE

PERFORMANCE HIGHLIGHTS AT-A-GLANCE - FIRST QUARTER 2023

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

	Key Performance Metrics	1Q23 Reported	1Q23 Adjusted	4Q22 Reported	4Q22 Adjusted
Balance Sheet	Total Loans Held for Investment ("LHFI")	$ 7,375,823	N/A	$ 7,090,022	N/A
	Total Assets	10,358,516	N/A	9,686,067	N/A
	Total Deposits	8,174,310	N/A	7,775,702	N/A
Income Statement	Net Income	$ 24,302	$ 24,188	$ 29,478	$ 30,409
	Adjusted Pre-Tax, Pre-Provision ("adjusted PTPP") Earnings[3]	N/A	36,627	N/A	42,103
	Diluted EPS	0.79	0.78	0.95	0.99
Selected Ratios	NIM - FTE	3.44 %	3.36 % [4]	3.81 %	3.73 % [4]
	Return on Average Assets (annualized) ("ROAA")	1.01	1.00 [3]	1.23	1.27 [3]
	Adjusted PTPP ROAA (annualized)	N/A	1.52 [3]	N/A	1.75 [3]
	Return on Average Stockholders' Equity (annualized) ("ROAE")	10.10	10.05 [3]	12.80	13.20 [3]
	Adjusted PTPP ROAE (annualized)	N/A	15.22 [3]	N/A	18.28 [3]
	Book Value per Common Share[5]	32.25	N/A	30.90	N/A
	Tangible Book Value per Common Share[5]	26.53	31.03 [3]	25.09	30.29 [3]
	Return on Average Tangible Common Equity ("ROATCE")	12.34	12.29 [3]	16.00	16.50 [3]
	Efficiency Ratio	60.69	58.64 [3]	58.32	53.06 [3]
	ALCL to Total LHFI	1.25	1.30 [6]	1.23	1.28 [6]

1Q23 Key Highlights

- **Total deposits were $8.17 billion at March 31, 2023, reflecting an increase of $398.6 million, or 5.1%, compared to December 31, 2022.**
- **LHFI to deposits, excluding mortgage warehouse lines of credit, was 86.1% at March 31, 2023, compared to 87.5% at December 31, 2022.**
- **Cash and liquid securities as a percentage of total assets was 14.3% at March 31, 2023, compared to 12.1% at December 31, 2022.**
- **The allowance for loan credit losses ("ALCL") to nonperforming LHFI was 538.75% at March 31, 2023, compared to 876.87% at December 31, 2022.**
- **Tangible common equity to tangible assets[3] was 8.02% at March 31, 2023, compared to 8.11% at December 31, 2022.**
- **March 31, 2023, Company level common equity Tier 1 capital to risk-weighted assets was 11.08%, Tier 1 leverage ratio was 9.79%, and the total capital ratio was 14.30%.**

Please see slide 34 for all footnote references included above.

ORIGIN BANCORP, INC. 5

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES 54,145 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Total Revenue ($) UNAUDITED Diluted EPS ($)Net Income ($) Total LHFI, Adjusted ($)(7) Total Deposits ($) 0.52 0.79 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 3,855 8,174 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 3,760 7,038 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 DOLLARS IN THOUSANDS DOLLARS IN THOUSANDS 6 Total LHFI ($) DOLLARS IN MILLIONS 3,985 7,376 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 DOLLARS IN MILLIONS 24,302 12,283 93,531 DOLLARS IN MILLIONS * Please see slide 34 for all footnote references included above.

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES CONTINUED Efficiency Ratio (%) 68.51 60.69 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 UNAUDITED Net Charge Offs ($) 677 1,311 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Net Charge Offs to Total Average LHFI (%)(8) 0.07 0.07 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Book Value per Common Share ($)(5) 0.98 1.01 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 ROAA (%)(8) 7 8.54 10.10 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 ROAE (%)(8) 24.58 32.25 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 * Please see slide 34 for all footnote references included above. DOLLARS IN THOUSANDS

ORIGIN BANCORP, INC. _______ TRENDING KEY NON-GAAP MEASURES(3) Adjusted Diluted EPS ($) UNAUDITED Adjusted Net Income ($) Adjusted PTPP Earnings ($) DOLLARS IN THOUSANDS Adjusted Efficiency Ratio (%) 65.38 58.64 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 23.22 26.53 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Tangible Book Value per Common Share ($)(5) 8 22.99 31.03 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 Adjusted Tangible Book Value per Common Share ($) 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 DOLLARS IN THOUSANDS 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 0.50 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 0.78 16,683 11,993 24,188 36,627 * Please see slide 34 for all footnote references included above.

TRENDING KEY NON-GAAP MEASURES CONTINUED(3)

UNAUDITED, ANNUALIZED

Adjusted ROAA (%)



0.95
1.00
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Adjusted PTPP ROAA (%)



1.33
1.52
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Adjusted ROAE (%)



8.34
10.05
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Adjusted PTPP ROAE (%)



11.60
15.22
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

ROATCE (%)(9)



9.03
12.34
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Adjusted ROATCE (%)



8.81
12.29
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

**Please see slide 34 for all footnote references included above.*

ORIGIN BANCORP, INC.
9

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 1Q23 UNAUDITED, DOLLARS IN MILLIONS Total Assets ($) 148 10,359 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 Total Stockholders' Equity ($) 11 993 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 CAGR 18.32% CAGR 19.52% 10 100 1,785 1,297 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return ($)(10) IPO * Please see slide 34 for all footnote references included above. UNAUDITED, DOLLARS IN MILLIONS

ORIGIN BANCORP, INC. _______ 11 1,956 2,247 2,620 4,747 4,953 1,127 1,343 1,545 2,747 2,824829 904 1,075 1,631 1,754 369 375 DFW Houston East Texas 2019 2020 2021 2022 1Q23 Deposit Trends by Texas Market ($) Loan Trends by Texas Market ($)(12) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS, UNAUDITED • 35 locations throughout 10 counties including the 4th and 5th largest MSAs in the United States.(11) • Texas franchise represents 70% of LHFI, excluding mortgage warehouse loans, and 53% of deposits at March 31, 2023. 1,854 2,574 3,132 4,261 4,196 989 1,581 1,925 2,196 2,053 865 993 1,207 1,173 1,261 892 882 DFW Houston East Texas 2019 2020 2021 2022 1Q23 CAGR 33.1% CAGR 28.6% * Please see slide 34 for all footnote references included above. DOLLARS IN MILLIONS, UNAUDITED

ORIGIN BANCORP, INC. _______ 12 LOAN GROWTH 3,869 4,094 4,498 7,038 6,805 5,593 1,212 Origin BTH 2019 2020 2021 2022 1Q23 2,000 4,000 6,000 8,000 LHFI Key Data DOLLARS IN MILLIONS, UNAUDITED IDT • Total loans held for investment ("LHFI"), excluding mortgage warehouse lines of credit, were $7.04 billion at March 31, 2023, reflecting an increase of $233.1 million, or 3.4%, compared to December 31, 2022. • Total mortgage warehouse lines of credit were $337.5 million, or 4.6%, of total LHFI at March 31, 2023. LHFI Growth excluding MW LOC ($)(13) CAGR: 20.2% 1,902 1,833 2,032 3,2003,160 2,492 668 Origin BTH 2019 2020 2021 2022 1Q23 1,000 2,000 3,000 4,000 C&I, Owner Occupied CRE and C&D Growth ($)(13) CAGR: 17.4% * Please see slide 34 for all footnote references included above. DOLLARS IN MILLIONS, UNAUDITED

WELL DIVERSIFIED LOAN PORTFOLIO[14]

Loan Composition at March 31, 2023: $7,376 million


Residential Real Estate & Consumer 22%
Commercial & Industrial ("C&I") 28%
Owner Occupied Construction/ Land/Land Development ("C&D"): 3%
Non-Owner Occupied CRE: 21%
Non-Owner Occupied C&D: 9%
Owner Occupied Commercial Real Estate ("CRE"):12%
Mtg. WH LOC: 5%
C&I, Owner Occupied CRE and C&D, Mtg. WH LOC: 48%
Non-Owner Occupied CRE and C&D: 30%

C&I, Owner Occupied CRE and C&D, MW LOC: $3,537 million


Real Estate & Construction: 9%
Finance & Insurance: 6%
Mtg. WH LOC: 5%
Transportation Svcs: 3%
Energy: 3%
Retail Dealers: 2%
Healthcare: 2%
Commercial Svcs: 2%
Retail Shopping: 2%
Restaurants: 2%
Consumer Svcs: 1%
Banks: 1%
Professional Svcs: 1%
Materials&Commodities: 1%
Entertainment: 1%
Misc: 7%

Loan Portfolio Details

(Dollars in thousands)	1Q23	4Q22	3Q22	2Q22	1Q22
C&I [15]	$2,091,093	$2,051,161	$1,967,037	$1,429,338	$1,326,443
Owner Occupied CRE	855,887	843,006	800,981	609,358	588,279
Owner Occupied C&D	252,617	265,838	248,602	187,249	179,074
Mtg. WH LOC	337,529	284,867	460,573	531,888	503,249
Total Commercial	3,537,126	3,444,872	3,477,193	2,757,833	2,597,045
Non-Owner Occupied CRE	1,529,513	1,461,672	1,373,366	1,299,696	1,213,103
Non-Owner Occupied C&D	696,009	679,787	604,709	448,307	414,276
Residential Real Estate-Single Family Real Estate	1,231,022	1,173,316	1,104,277	726,410	700,457
Residential Real Estate-Multi-Family Real Estate	357,469	304,222	294,905	279,213	221,597
Consumer Loans	24,684	26,153	28,231	15,733	15,774
PPP Loans [15]	—	—	—	901	32,154
Total Loans	$7,375,823	$7,090,022	$6,882,681	$5,528,093	$5,194,406

**Please see slide 34 for all footnote references included above.*

Non-Owner Occupied CRE and C&D: $2,226 million


Misc.: 1%
Professional Svcs.: 1%
Finance & Insurance: 1%
Restaurant: 1%
Hotel: 1%
Multi-family under construction: 2%
Healthcare: 3%
Office Building: 5%
Retail Shopping: 7%
Real Estate & Construction: 8%

13
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 1.01 1.05 1.17 Classified LHFI / Total LHFI, adjusted (%) Net Charge-Offs / Average LHFI (annualized) (%) 1Q22 2Q22 3Q22 4Q22 1Q23 0.07 0.01 0.07 0.20 0.14 0.230.16 0.15 0.16 Nonperforming LHFI / LHFI (%) Past due LHFI / LHFI (%) 1Q22 2Q22 3Q22 4Q22 1Q23 14 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses ("ALCL") 62,173 63,123 83,359 87,161 92,008 1.20 1.14 1.21 1.23 1.25 1.33 1.25 1.29 1.28 1.30 ALCL as a percentage of LHFI, adjusted (%) ALCL as a percentage of LHFI (%) ALCL ($) 1Q22 2Q22 3Q22 4Q22 1Q23 • Provision for credit loss expense for 1Q23 was $6.2 million, compared to a provision credit loss expense of $4.6 million in 4Q22, and compared to a provision net benefit of $327,000 in 1Q22. • ALCL to nonperforming LHFI is 538.75% at 1Q23, 876.87% at 3Q22, and 293.53% at 1Q22. DOLLARS IN THOUSANDS, UNAUDITED 0.14(16) 0.41(16) 0.42(16) 0.25(16) 0.13(16) (6) 0.12(16) 1.36(16) 0.94(16) * Please see slide 34 for all footnote references included above.

ORIGIN BANCORP, INC. _______ Texas: 73% Louisiana: 8% Mississippi: 14% Out of Market: 5% 15 Medical: 24% Financial: 15% Law Firms: 10%Energy: 10% Other: 22% National Credit Tenant: 19% CRE OFFICE - STRENGTH AND DIVERSIFICATION Tenant Classification $380.5M $380.5M Geographic Diversification DOLLARS IN THOUSANDS, UNAUDITED 03/31/2023 Avg. Loan Size $ 2,199 Weighted Avg. LTV 53.30 % Past Due Loans / Loans — Classified Loans / Loans 0.22 NPL / Loans — NCOs / Avg. Loans (annualized) — ALCL / Loans 0.85 * Please see slide 34 for all footnote references included above. Key Portfolio Metrics DOLLARS IN MILLIONS, UNAUDITED DOLLARS IN MILLIONS, UNAUDITED

ORIGIN BANCORP, INC. _______ Treasury/Agency: 15% MBS: 41% CMO: 12% Municipal: 23% Corporate/ABS: 9% 1,662 1,869 1,865 1,675 1,634 1.59 1.85 2.12 2.34 2.38 Total Securities ($) Yield (%) 1Q22 2Q22 3Q22 4Q22 1Q23 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS, UNAUDITED • The fair value of the held to maturity securities portfolio totaled $12.0 million at 1Q23, compared to $12.0 million at 4Q22. • Securities of $38.7 million were sold during the current quarter, and realized a net gain of $144,000. • Total securities portfolio weighted average effective duration was 4.17 years as of March 31, 2023, compared to 4.24 years as of December 31, 2022. 16 (65.9) (116.0) (175.2) (159.9) (138.5) 1Q22 2Q22 3Q22 4Q22 1Q23 Accumulated Other Comprehensive (Loss) Income(17) ($) Investment Securities - AFS * Please see slide 34 for all footnote references included above. $1.6B DOLLARS IN MILLIONS, UNAUDITED

DEPOSIT DETAIL

Deposit Composition at March 31, 2023: $8,174 million



Brokered: 4%
Public: 11%
Consumer: 33%
Commercial: 52%

Commercial Deposit Composition: $4,253 million



Real Estate Rental & Leasing: 7%
Finance & Insurance: 6%
Professional, Scientific, & Technical Svcs: 6%
Construction: 6%
Mgmt of Companies & Enterprises: 4%
Affiliate: 3%
Other Business Deposits 1% or less: 3%
Manufacturing: 2%
Healthcare & Social Assistance: 2%
Mining: 2%
Other Svcs (except Public Admin.): 2%
Retail Trade: 1%
Wholesale Trade: 1%
Agriculture, Forestry, Fishing & Hunting: 1%
Misc: 6%

Deposit Detail

(Dollars in thousands)	1Q23	4Q22	QoQ % Δ
Total Deposits	$ 8,174,310	$ 7,775,702	5.1 %
FDIC Insured	(3,425,845)	(3,331,724)	2.8
FDIC Insured Reciprocal	(531,051)	(245,621)	116.2
FDIC Insured Brokered time deposits & CDARS	(289,968)	(5,407)	not meaningful
Total Estimated FDIC Uninsured Deposits	3,927,446	4,192,950	(6.3)
Collateralized Public Funds	(839,569)	(762,366)	10.1
Uninsured/Uncollateralized Deposits ($)	$ 3,087,877	$ 3,430,584	(10.0)
Uninsured/Uncollateralized Deposits (%)	37.8 %	44.1 %	

** Please see slide 34 for all footnote references included above.*

Geographic Concentration



Commercial
6%
33%
38%
6%
17%
Consumer
9%
18%
37%
17%
19%
Public Funds
20%
7%
2%
14%
57%
Texas- DFW
Texas- Houston
TX- East Texas
Louisiana
Mississippi

ORIGIN BANCORP, INC.
17

ORIGIN BANCORP, INC. _______ 18 6,729 6,559 7,410 7,710 8,017 3,976 3,767 4,157 4,363 4,648 2,218 2,289 2,583 2,593 2,392 535 503 670 754 977 Interest-bearing Demand Noninterest-bearing Time Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 Average Deposits ($) DEPOSIT TRENDS 0.54 0.49 2.58 0.64 1.54 2.49 0.41 1.02 1.75 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 Deposit Cost Trends (QTD Annualized) (%) IDT Total Deposit Beta (%) 0.19 0.510.290.26 Full Cycle Total Deposit Betas (%) 44.0 27.029.0 30.0 Peer OBNK 2Q2004 - 3Q2006 4Q2015 - 1Q2019 (18) 0.17 1.22 -50 * Please see slide 34 for all footnote references included above. DOLLARS IN MILLIONS, UNAUDITED 0.0 10.0 23.0 36.0 0.12 0.77 2.18 3.65 4.51 Cumulative Deposit Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 1Q23

ORIGIN BANCORP, INC. _______ 19 YIELDS AND COSTS Yield on LHFI (%) 4.08 4.26 6.03 4.86 5.94 3.29 5.36 6.82 7.69 0.23 1.02 2.47 3.91 4.62 2.14 3.62 4.49 Yield on LHFI Yield on LHFI excl. PPP Loans and PAA Avg. Prime Rate Avg. 1M LIBOR Avg. SOFR 1Q22 2Q22 3Q22 4Q22 1Q23 Cost of Funds (%) 0.33 0.35 2.01 1.54 2.49 1.02 1.75 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits Cost of Total Deposits & Borrowings excl. PAA 1Q22 2Q22 3Q22 4Q22 1Q23 0.26 0.17 0.19 0.29 • LHFI with fixed rate: 44%; LHFI with floating rate: 56% at 1Q23. • $996.5 million LIBOR-based(20), $2.13 billion Prime-based and $993.0 million primarily SOFR-based loans at 1Q23. 3.95 4.21 (19) 0.64 0.09 3.94 5.53 5.63 0.62 0.63 4.94 0.71 0.41 1.26 1.24 * Please see slide 34 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 20 DOLLARS IN THOUSANDS, UNAUDITED 52,502 59,504 78,523 84,749 77,147 46,202 54,241 71,494 78,174 72,435 3,897 4,544 5,614 4,678 3,009 2,403 719 1,415 1,897 1,703 2.86 3.23 3.68 3.81 3.44 2.76 3.20 3.61 3.73 3.36 Net Interest Income excl. MW LOC, adjusted ($) MW LOC Interest Income ($) PPP Interest Income ($) Net Purchase Accounting Accretion ($) NIM (FTE) (%) NIM (FTE), adjusted (%) 1Q22 2Q22 3Q22 4Q22 1Q23 NET INTEREST INCOME AND NIM TRENDS 3.44 3.81 0.21 0.16 0.02 0.01 (0.02) (0.03) (0.10) (0.14) (0.48) 4Q 22 RE Lo an s C&I L oa ns IB B al. D FB Inv es tm en t S ec . Othe r Mtg. W H LO C FH LB & O the r Bor ro wing s Tim e D ep os its Sav ing s a nd IB Tr an sc . A cc ts 1Q 23 2.50 3.00 3.50 4.00 4.50 Net Interest Income Changes - 1Q23 (%) Full Cycle NIM Betas (%) (21) (21) (2.0) 13.015.0 21.0 Peer OBNK 2Q2004 - 3Q2006 4Q2015 - 1Q2019 (18) * Please see slide 34 for all footnote references included above.

ORIGIN BANCORP, INC. _______ Insurance Commission & Fee Income Service Charges & Fees Mortgage Banking Revenue Other 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 21 Net Interest Income Noninterest Income 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest Income ($)(22) Net Interest Income + Noninterest Income ($) NET REVENUE DISTRIBUTION Components of Other Noninterest Income 93,531 1Q23 4Q22 3Q22 2Q22 1Q22 Limited Partnership Investment Income $ 66 $ (230) $ 112 $ 282 $ (363) Swap Fee Income 384 292 25 1 139 Gain on Sale of Securities 144 — 1,664 — — GNMA MSR impairment(22) — — (1,950) — — Other 2,427 2,449 2,452 1,612 1,580 Total $ 3,021 $ 2,511 $ 2,303 $ 1,895 $ 1,356 54,145 16,384 79.4% 82.5% 11,176 * Please see slide 34 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED

ORIGIN BANCORP, INC. _______ 42,774 44,150 56,241 57,254 56,760 26,488 27,310 31,834 33,339 33,731 4,427 4,514 5,399 5,863 6,503 2,486 2,413 2,689 2,868 2,9161,872 2,554 2,553 1,560 2,162 2,121 2,277 2,303 1,305 1,517 1,599 1,6763,614 5,400 4,902 7,113 7,498 7,289 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Intangible Asset Amortization Office and Operations Loan-related Expenses Merger Transaction Expense Other 1Q22 2Q22 3Q22 4Q22 1Q23 22 Efficiency Ratios (%)(3) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS, UNAUDITED Noninterest Expense Composition ($) Consolidated Efficiency Ratio Adjusted Efficiency Ratio 1Q22 2Q22 3Q22 4Q22 1Q23 62 .5 3 59 .8 9 58 .9 3 54 .1 0 Operating Leverage (%) E FF IC IE N C Y R A TI O (% ) N IE / A V E R A G E A S S E TS (% ) 2.17 2.03 2.08 2.12 2.16 2.23 2.42 2.38 2.35 54.49 56.69 57.21 56.92 62.53 59.89 60.97 58.32 60.69 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 40 60 80 100 1.5 2.0 2.5 3.0 60 .9 7 52 .1 6 58 .3 2 53 .0 6 58 .6 4 60 .6 9 571 807 1,179 1,465 537 525 * Please see slide 34 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 8.8 9.1 9.6 9.7 9.89.3 9.5 9.1 9.9 10.2 Company Level Origin Bank Level 1Q22 2Q22 3Q22 4Q22 1Q23 11.3 11.0 10.7 11.1 11.3 11.9 11.4 10.9 11.5 11.7 Company Level Origin Bank Level 1Q22 2Q22 3Q22 4Q22 1Q23 23 CAPITAL Bank Level Company Level Sub-debt Impact 14.6 14.1 13.8 14.2 14.3 13.9 13.4 12.8 13.4 13.6 Company Level Origin Bank Level 1Q22 2Q22 3Q22 4Q22 1Q23 Tangible Common Equity To Tangible Assets(3) ICap ICap Total Capital to Risk-Weighted Assets (%)(23)Tier 1 Capital to Risk-Weighted Assets (%)(23) Tier 1 Capital to Average Assets (Leverage Ratio) (%)(23)(24) * Please see slide 34 for all footnote references included above. 8,062 8,061 9,273 9,508 10,183 626 596 718 771 817 Tangible Assets ($) Tangible Equity ($) 1Q22 2Q22 3Q22 4Q22 1Q23 7.8 7.4 7.7 8.1 8.0 Company Level DOLLARS IN THOUSANDS, UNAUDITED

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income:

	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21
Net interest income after provision for credit losses	$ 70,950	$ 80,125	$ 61,581	$ 56,052	$ 52,829	$ 56,827	$ 56,462	$ 59,901
Add: CECL provision for non-PCD loans	—	—	14,890	—	—	—	—	—
Adjusted net interest income after provision for credit losses	70,950	80,125	76,471	56,052	52,829	56,827	56,462	59,901
Total noninterest income	$ 16,384	$ 13,429	$ 13,723	$ 14,216	$ 15,906	$ 16,701	$ 15,923	$ 12,438
Less: GNMA MSR impairment	—	—	(1,950)	—	—	—	—	—
Less: Gain on sales of securities, net	144	—	1,664	—	—	75	—	5
Less: Gain on fair value of the Lincoln Agency	—	—	—	—	—	5,213	—	—
Adjusted total noninterest income	16,240	13,429	14,009	14,216	15,906	11,413	15,923	12,433
Total noninterest expense	$ 56,760	$ 57,254	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165	$ 37,832
Less: Merger expense	—	1,179	3,614	807	571	—	—	—
Adjusted total noninterest expense	56,760	56,075	52,627	43,343	42,203	40,346	39,165	37,832
Income tax expense	$ 6,272	$ 6,822	$ 2,820	$ 4,807	$ 5,278	$ 4,860	$ 6,242	$ 6,774
Add: Income tax expense on adjustment items	(30)	248	3,946	169	120	(1,110)	—	(1)
Adjusted income tax expense	6,242	7,070	6,766	4,976	5,398	3,750	6,242	6,773
Net income	$ 24,302	$ 29,478	$ 16,243	$ 21,311	$ 20,683	$ 28,322	$ 26,978	$ 27,733
Adjusted net income	$ 24,188	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729

ORIGIN BANCORP, INC.
24

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income, continued:

	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19
Net interest income after provision for credit losses	$ 53,827	$ 45,486	$ 36,984	$ 24,887	$ 24,279	$ 41,718	$ 40,421	$ 40,984
Total noninterest income	$ 17,131	$ 15,381	$ 18,051	$ 19,076	$ 12,144	$ 10,818	$ 12,880	$ 11,176
Less: Valuation adjustment on non-marketable equity security	—	—	—	—	—	—	—	367
Less: Gain on sales of securities, net	1,668	225	301	—	54	—	20	—
Less: Bank-owned life insurance policy	—	—	—	—	316	—	—	—
Adjusted total noninterest income	15,463	15,156	17,750	19,076	11,774	10,818	12,860	10,809
Total noninterest expense	$ 39,436	$ 38,884	$ 38,734	$ 38,220	$ 36,097	$ 36,534	$ 35,064	$ 37,095
Less: FDIC fund assessment benefit	—	—	—	—	—	—	(1,037)	—
Less: Early termination of LT FHLB advance	1,613	—	—	—	—	—	—	—
Adjusted total noninterest expense	37,823	38,884	38,734	38,220	36,097	36,534	36,101	37,095
Income tax expense	$ 6,009	$ 4,431	$ 3,206	$ 786	$ (427)	$ 3,175	$ 3,620	$ 2,782
Add: Income tax expense on adjustment items	(12)	(47)	(63)	—	(78)	—	(222)	(77)
Adjusted income tax expense	5,997	4,384	3,143	786	(505)	3,175	3,398	2,705
Net income	$ 25,513	$ 17,552	$ 13,095	$ 4,957	$ 753	$ 12,827	$ 14,617	$ 12,283
Adjusted net income	$ 25,470	$ 17,374	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993

ORIGIN BANCORP, INC.
25

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted PTPP earnings:

	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21
Provision for credit losses	$ 6,197	$ 4,624	$ 16,942	$ 3,452	$ (327)	$ (2,647)	$ (3,921)	$ (5,609)
Less: CECL provision for non-PCD loans	—	—	14,890	—	—	—	—	—
Adjusted provision for credit losses	$ 6,197	$ 4,624	$ 2,052	$ 3,452	$ (327)	$ (2,647)	$ (3,921)	$ (5,609)
Adjusted net income	$ 24,188	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729
Plus: Adjusted provision for credit losses	6,197	4,624	2,052	3,452	(327)	(2,647)	(3,921)	(5,609)
Plus: Adjusted income tax expense	6,242	7,070	6,766	4,976	5,398	3,750	6,242	6,773
Adjusted PTPP earnings	$ 36,627	$ 42,103	$ 39,905	$ 30,377	$ 26,205	$ 25,247	$ 29,299	$ 28,893

	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19
Provision for credit losses	$ 1,412	$ 6,333	$ 13,633	$ 21,403	$ 18,531	$ 2,377	$ 4,201	$ 1,985
Less: CECL provision for non-PCD loans	—	—	—	—	—	—	—	—
Adjusted provision for credit losses	$ 1,412	$ 6,333	$ 13,633	$ 21,403	$ 18,531	$ 2,377	$ 4,201	$ 1,985
Adjusted net income	$ 25,470	$ 17,374	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993
Plus: Adjusted provision for credit losses	1,412	6,333	13,633	21,403	18,531	2,377	4,201	1,985
Plus: Adjusted income tax expense	5,997	4,384	3,143	786	(505)	3,175	3,398	2,705
Adjusted PTPP earnings	$ 32,879	$ 28,091	$ 29,633	$ 27,146	$ 18,487	$ 18,379	$ 21,381	$ 16,683

ORIGIN BANCORP, INC.
26

ORIGIN BANCORP, INC. _______ Calculation of adjusted dilutive EPS: 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 Numerator: Adjusted net income $ 24,188 $ 30,409 $ 31,087 $ 21,949 $ 21,134 $ 24,144 $ 26,978 $ 27,729 Denominator: Weighted average diluted common shares outstanding 30,882,156 30,867,511 28,481,619 23,788,164 23,770,791 23,609,874 23,613,010 23,604,566 Diluted earnings per share $ 0.79 $ 0.95 $ 0.57 $ 0.90 $ 0.87 $ 1.20 $ 1.14 $ 1.17 Adjusted diluted earnings per share 0.78 0.99 1.09 0.92 0.89 1.02 1.14 1.17 1Q21 4Q20 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 Numerator: Adjusted net income $ 25,470 $ 17,374 $ 12,857 $ 4,957 $ 461 $ 12,827 $ 13,782 $ 11,993 Denominator: Weighted average diluted common shares outstanding 23,590,430 23,543,917 23,500,596 23,466,326 23,530,212 23,529,862 23,606,956 23,786,646 Diluted earnings per share $ 1.08 $ 0.75 $ 0.56 $ 0.21 $ 0.03 $ 0.55 $ 0.62 $ 0.52 Adjusted diluted earnings per share 1.08 0.74 0.55 0.21 0.02 0.55 0.58 0.50 27 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted ROAA and ROAE:

	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21
Adjusted net income	$ 24,188	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729
Divided by number of days in the quarter	90	92	92	91	90	92	92	91
Multiplied by the number of days in the year	365	365	365	365	365	365	365	365
Annualized adjusted net income	$ 98,096	$ 120,644	$ 123,334	$ 88,037	$ 85,710	$ 95,789	$ 107,032	$ 111,221
Divided by total average assets	9,783,602	9,530,543	9,202,421	7,944,720	8,045,246	7,559,570	7,464,813	7,474,951
ROAA (annualized)	1.01 %	1.23 %	0.70 %	1.08 %	1.04 %	1.49 %	1.43 %	1.49 %
Adjusted ROAA (annualized)	1.00	1.27	1.34	1.11	1.07	1.27	1.43	1.49
Divided by total average stockholders' equity	$ 976,044	$ 913,850	$ 938,752	$ 667,323	$ 722,504	$ 715,614	$ 703,605	$ 672,698
ROAE (annualized)	10.10 %	12.80 %	6.86 %	12.81 %	11.61 %	15.70 %	15.21 %	16.54 %
Adjusted ROAE (annualized)	10.05	13.20	13.14	13.19	11.86	13.39	15.21	16.53

	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19
Adjusted net income	$ 25,470	$ 17,374	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993
Divided by number of days in the quarter	90	92	92	91	91	92	92	91
Multiplied by the number of days in the year	365	366	366	366	366	365	365	365
Annualized adjusted net income	$ 103,295	$ 69,118	$ 51,149	$ 19,937	$ 1,854	$ 50,890	$ 54,679	$ 48,104
Divided by total average assets	7,382,495	7,164,028	6,746,585	6,447,526	5,400,704	5,271,979	5,179,549	5,043,951
ROAA (annualized)	1.40 %	0.97 %	0.77 %	0.31 %	0.06 %	0.97 %	1.12 %	0.98 %
Adjusted ROAA (annualized)	1.40	0.96	0.76	0.31	0.03	0.97	1.06	0.95
Divided by total average stockholders' equity	$ 657,863	$ 639,508	$ 629,533	$ 617,898	$ 611,162	$ 597,925	$ 588,504	$ 576,761
ROAE (annualized)	15.73 %	10.92 %	8.28 %	3.23 %	0.50 %	8.51 %	9.85 %	8.54 %
Adjusted ROAE (annualized)	15.70	10.81	8.12	3.23	0.30	8.51	9.29	8.34

ORIGIN BANCORP, INC.
28

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted PTPP ROAA & ROAE:

	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21
Adjusted PTPP earnings	$ 36,627	$ 42,103	$ 39,905	$ 30,377	$ 26,205	$ 25,247	$ 29,299	$ 28,893
Divided by number of days in the quarter	90	92	92	91	90	92	92	91
Multiplied by the number of days in the year	365	365	365	365	365	365	365	365
Adjusted PTPP earnings, annualized	$ 148,543	$ 167,039	$ 158,319	$ 121,842	$ 106,276	$ 100,165	$ 116,241	$ 115,890
Divided by total average assets	9,783,602	9,530,543	9,202,421	7,944,720	8,045,246	7,559,570	7,464,813	7,474,951
Adjusted PTPP ROAA (annualized)	1.52 %	1.75 %	1.72 %	1.53 %	1.32 %	1.33 %	1.56 %	1.55 %
Divided by total average stockholders' equity	$ 976,044	$ 913,850	$ 938,752	$ 667,323	$ 722,504	$ 715,614	$ 703,605	$ 672,698
Adjusted PTPP ROAE (annualized)	15.22 %	18.28 %	16.86 %	18.26 %	14.71 %	14.00 %	16.52 %	17.23 %

	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19
Adjusted PTPP earnings	$ 32,879	$ 28,091	$ 29,633	$ 27,146	$ 18,487	$ 18,379	$ 21,381	$ 16,683
Divided by number of days in the quarter	90	92	92	91	91	92	92	91
Multiplied by the number of days in the year	365	366	366	366	366	365	365	365
Adjusted PTPP earnings, annualized	$ 133,343	$ 111,753	$ 117,888	$ 109,181	$ 74,354	$ 72,917	$ 84,827	$ 66,915
Divided by total average assets	7,382,495	7,164,028	6,746,585	6,447,526	5,400,704	5,271,979	5,179,549	5,043,951
Adjusted PTPP ROAA (annualized)	1.81 %	1.56 %	1.75 %	1.69 %	1.38 %	1.38 %	1.64 %	1.33 %
Divided by total average stockholders' equity	$ 657,863	$ 639,508	$ 629,533	$ 617,898	$ 611,162	$ 597,925	$ 588,504	$ 576,761
Adjusted PTPP ROAE (annualized)	20.27 %	17.47 %	18.73 %	17.67 %	12.17 %	12.20 %	14.41 %	11.60 %

ORIGIN BANCORP, INC.

29

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share, adjusted tangible book value per common share and tangible common equity to total assets:

	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21
Total assets	$10,358,516	$ 9,686,067	$ 9,462,639	$ 8,111,524	$ 8,112,295	$ 7,861,285	$ 7,470,478	$ 7,268,068
Less: Goodwill	128,679	128,679	136,793	34,153	34,153	34,368	26,741	26,741
Less: Other intangible assets, net	47,277	49,829	52,384	15,900	16,425	16,962	3,089	3,283
Tangible assets	10,182,560	9,507,559	9,273,462	8,061,471	8,061,717	7,809,955	7,440,648	7,238,044
Total common stockholders' equity	$ 992,587	$ 949,943	$ 907,024	$ 646,373	$ 676,865	$ 730,211	$ 705,667	$ 688,235
Less: Goodwill	128,679	128,679	136,793	34,153	34,153	34,368	26,741	26,741
Less: Other intangible assets, net	47,277	49,829	52,384	15,900	16,425	16,962	3,089	3,283
Tangible common equity	816,631	771,435	717,847	596,320	626,287	678,881	675,837	658,211
Less: Accumulated other comprehensive (loss) income	(138,481)	(159,875)	(175,233)	(115,979)	(65,890)	5,729	11,872	18,914
Adjusted tangible common equity	955,112	931,310	893,080	712,299	692,177	673,152	663,965	639,297
Divided by common shares outstanding at period end	30,780,853	30,746,600	30,661,734	23,807,677	23,748,748	23,746,502	23,496,058	23,502,215
Book value per common share[5]	$ 32.25	$ 30.90	$ 29.58	$ 27.15	$ 28.50	$ 30.75	$ 30.03	$ 29.28
Tangible book value per common share[5]	26.53	25.09	23.41	25.05	26.37	28.59	28.76	28.01
Adjusted tangible book value per common share	31.03	30.29	29.13	29.92	29.15	28.35	28.26	27.20
Tangible common equity to tangible assets	8.02 %	8.11 %	7.74 %	7.40 %	7.77 %	8.69 %	9.08 %	9.09 %

**Please see slide 34 for all footnote references included above.*

ORIGIN BANCORP, INC.
30

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share, adjusted tangible book value per common share and tangible common equity to total assets, continued:

	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19
Total assets	$ 7,563,175	$ 7,628,268	$ 7,101,338	$ 6,643,909	$ 6,049,638	$ 5,324,626	$ 5,396,928	$ 5,119,625
Less: Goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741
Less: Other intangible assets, net	3,505	3,739	3,976	4,212	4,500	4,799	5,101	5,403
Tangible assets	7,532,929	7,597,788	7,070,621	6,612,956	6,018,397	5,293,086	5,365,086	5,087,481
Total common stockholders' equity	$ 656,355	$ 647,150	$ 627,637	$ 614,781	$ 606,631	$ 599,362	$ 588,363	$ 584,293
Less: Goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741
Less: Other intangible assets, net	3,505	3,739	3,976	4,212	4,500	4,799	5,101	5,403
Tangible common equity	626,109	616,670	596,920	583,828	575,390	567,822	556,521	552,149
Less: Accumulated other comprehensive (loss) income	12,185	25,649	21,998	20,613	15,822	6,333	6,690	5,619
Adjusted tangible common equity	613,924	591,021	574,922	563,215	559,568	561,489	549,831	546,530
Divided by common shares outstanding at period end	23,488,884	23,506,312	23,506,586	23,501,233	23,475,948	23,480,945	23,481,781	23,774,238
Book value per common share[(5)]	$ 27.94	$ 27.53	$ 26.70	$ 26.16	$ 25.84	$ 25.52	$ 25.06	$ 24.58
Tangible book value per common share[(5)]	26.66	26.23	25.39	24.84	24.51	24.18	23.70	23.22
Adjusted tangible book value per common share	26.14	25.14	24.46	23.97	23.84	23.91	23.42	22.99
Tangible common equity to tangible assets	8.31 %	8.12 %	8.44 %	8.83 %	9.56 %	10.73 %	10.37 %	10.85 %

**Please see slide 34 for all footnote references included above.*

ORIGIN BANCORP, INC.
31

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of ROATCE and Adjusted ROATCE:

	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21
Net income	$ 24,302	$ 29,478	$ 16,243	$ 21,311	$ 20,683	$ 28,322	$ 26,978	$ 27,733
Divided by number of days in the quarter	90	92	92	91	90	92	92	91
Multiplied by number of days in the year	365	365	365	365	365	365	365	365
Annualized net income	$ 98,558	$ 116,951	$ 64,442	$ 85,478	$ 83,881	$ 112,364	$ 107,032	$ 111,237
Adjusted net income	$ 24,188	$ 30,409	$ 31,087	$ 21,949	$ 21,134	$ 24,144	$ 26,978	$ 27,729
Divided by number of days in the quarter	90	92	92	91	90	92	92	91
Multiplied by number of days in the year	365	365	365	365	365	365	365	365
Annualized adjusted net income	$ 98,096	$ 120,644	$ 123,334	$ 88,037	$ 85,710	$ 95,789	$ 107,032	$ 111,221
Total average common stockholders' equity	$ 976,044	$ 913,850	$ 938,752	$ 667,323	$ 722,504	$ 715,614	$ 703,605	$ 672,698
Less: Average goodwill	128,679	131,302	95,696	34,153	34,366	26,824	26,741	26,741
Less: Average other intangible assets, net	48,950	51,495	40,918	16,242	16,775	3,172	3,211	3,424
Average tangible common equity	798,415	731,053	802,138	616,928	671,363	685,618	673,653	642,533
ROATCE	12.34 %	16.00 %	8.03 %	13.86 %	12.49 %	16.39 %	15.89 %	17.31 %
Adjusted ROATCE	12.29	16.50	15.38	14.27	12.77	13.97	15.89	17.31

	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19
Net income	$ 25,513	$ 17,552	$ 13,095	$ 4,957	$ 753	$ 12,827	$ 14,617	$ 12,283
Divided by number of days in the quarter	90	92	92	91	91	92	92	91
Multiplied by number of days in the year	365	366	366	366	366	365	365	365
Annualized net income	$ 103,469	$ 69,826	$ 52,095	$ 19,937	$ 3,029	$ 50,890	$ 57,991	$ 49,267
Adjusted net income	$ 25,470	$ 17,374	$ 12,857	$ 4,957	$ 461	$ 12,827	$ 13,782	$ 11,993
Divided by number of days in the quarter	90	92	92	91	91	92	92	91
Multiplied by number of days in the year	365	366	366	366	366	365	365	365
Annualized adjusted net income	$ 103,295	$ 69,118	$ 51,149	$ 19,937	$ 1,854	$ 50,890	$ 54,679	$ 48,104
Total average common stockholders' equity	$ 657,863	$ 639,508	$ 629,533	$ 617,898	$ 611,162	$ 597,925	$ 588,504	$ 576,761
Less: Average goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741
Less: Average other intangible assets, net	3,651	3,889	4,128	4,395	4,690	4,990	5,288	4,308
Average tangible common equity	627,471	608,878	598,664	586,762	579,731	566,194	556,475	545,712
ROATCE	16.49 %	11.47 %	8.70 %	3.40 %	0.52 %	8.99 %	10.42 %	9.03 %
Adjusted ROATCE	16.46	11.35	8.54	3.40	0.32	8.99	9.83	8.81

32

ORIGIN BANCORP, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of Adjusted Efficiency Ratio:

	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21
Total noninterest expense	$ 56,760	$ 57,254	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165	$ 37,832
Less: Insurance and mortgage noninterest expense	8,033	8,031	8,479	8,397	8,626	6,580	6,688	6,964
Less: Merger and acquisition expense	—	1,179	3,614	807	571	—	—	—
Adjusted total noninterest expense	48,727	48,044	44,148	34,946	33,577	33,766	32,477	30,868
Net interest income	77,147	84,749	78,523	59,504	52,502	54,180	52,541	54,292
Less: Insurance and mortgage net interest income	1,493	1,376	1,208	1,082	875	946	1,048	979
Add: Total noninterest income	16,384	13,429	13,723	14,216	15,906	16,701	15,923	12,438
Less: Insurance and mortgage noninterest income	8,792	6,255	4,737	8,047	10,552	5,683	6,179	5,815
Less: Gain on fair value of the Lincoln Agency	—	—	—	—	—	5,213	—	—
Less: Gain on sale of securities, net	144	—	1,664	—	—	75	—	5
Adjusted total revenue	83,102	90,547	84,637	64,591	56,981	58,964	61,237	59,931
Efficiency Ratio	60.69 %	58.32 %	60.97 %	59.89 %	62.53 %	56.92 %	57.21 %	56.69 %
Adjusted Efficiency Ratio	58.64	53.06	52.16	54.10	58.93	57.27	53.03	51.51

	1Q21	4Q20	3Q20	2Q20	1Q20	4Q19	3Q19	2Q19
Total noninterest expense	$ 39,436	$ 38,884	$ 38,734	$ 38,220	$ 36,097	$ 36,534	$ 35,064	$ 37,095
Less: Insurance and mortgage noninterest expense	7,252	7,195	7,746	7,944	6,463	6,432	6,435	6,343
Less: Early termination of LT FHLB advance	1,613	—	—	—	—	—	—	—
Less: FDIC fund assessment benefit	—	—	—	—	—	—	(1,037)	—
Adjusted total noninterest expense	30,571	31,689	30,988	30,276	29,634	30,102	29,666	30,752
Net interest income	55,239	51,819	50,617	46,290	42,810	44,095	44,622	42,969
Less: Insurance and mortgage net interest income	1,003	1,236	1,125	1,204	872	735	776	457
Add: Total noninterest income	17,131	15,381	18,051	19,076	12,144	10,818	12,880	11,176
Less: Insurance and mortgage noninterest income	8,348	9,326	12,741	13,826	6,456	5,787	6,295	6,288
Less: Gain on sale of securities, net	1,668	225	301	—	54	—	20	—
Less: Other noninterest income[25]	—	—	—	—	316	—	—	367
Adjusted total revenue	61,351	56,413	54,501	50,336	47,256	48,391	50,411	47,033
Efficiency Ratio	54.49 %	57.86 %	56.41 %	58.47 %	65.69 %	66.53 %	60.98 %	68.51 %
Adjusted Efficiency Ratio	49.83	56.17	56.86	60.15	62.71	62.21	58.85	65.38

**Please see slide 34 for all footnote references included above.*

ORIGIN BANCORP, INC.

33

34 PRESENTATION NOTES (1) Does not include non-market based deposits. (2) Excludes mortgage warehouse loans. (3) As used in this presentation, adjusted net income, adjusted PTPP earnings, adjusted diluted EPS, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, ROATCE, adjusted ROATCE and adjusted efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 24-33 of this presentation. (4) NIM - FTE, adjusted, is calculated for the quarter ended March 31, 2023, December 31, 2022 and September 30, 2022, by removing the net purchase accounting accretion from the net interest income. For periods prior to September 30, 2022, it is calculated by removing average PPP loans from average interest-earning assets and removing the associated interest income (net of 35 basis points assumed cost of funds on average PPP loan balances) from net interest income. (5) An increase in accumulated other comprehensive loss negatively impacted total stockholders' equity, tangible common equity, book value and tangible book value per common share primarily due to the movement of the short end of the yield curve that occurred during the first three quarters of 2022 and its impact on our investment portfolio. (6) The ALCL to total LHFI, adjusted is calculated at March 31, 2023, December 31, 2022 and September 30, 2022, by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the warehouse loans from the LHFI in the denominator. For the periods prior to September 30, 2022, it is calculated by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the PPP and warehouse loans from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse loans require a disproportionately low allocation of the ALCL. (7) Total LHFI, adjusted excludes mortgage warehouse loans for all periods presented and PPP loans for periods prior to September 30, 2022. (8) Annualized. (9) A decline in accumulated other comprehensive loss during the YTD period ended December 31, 2022, negatively impacted total stockholders' equity, tangible common equity and ROATCE, primarily due to the steepening of the short end of the yield curve that occurred during the first three quarters of 2022 and its impact on our investment portfolio. (10) OBNK and KBW Nasdaq cumulative total shareholder return assumes $100 Invested on December 31, 1996, and any dividends are reinvested. Data for OBNK cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (11) Data obtained from The United States Census Bureau (census.gov). (12) Excludes mortgage warehouse loans and, for all periods prior to 3Q22, PPP loans. (13) Year-to-date periods ended December 31, 2021 and 2020 exclude PPP loans. (14) Does not include loans held for sale. (15) PPP loans are immaterial at 1Q23, 3Q22 and 4Q22 and are included in C&I for these periods. (16) Excludes PPP loans for the quarters ended March 31, 2022, and June 30, 2022. (17) The accumulated other comprehensive (loss) income primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (18) Peer represents commercial banks as identified by S&P Global. (19) Yield on LHFI excl. PPP loans and purchase accounting adjustments ("PAA") reflects the exclusion of PPP loans for periods prior to 3Q22 and the exclusion of PAA for 1Q23, 4Q22 and 3Q22. (20) LIBOR index-based loans will shift to SOFR index-based loans at the end of 2Q23. (21) Net interest income excl. MW LOC, adjusted, and NIM (FTE), adjusted, excludes PPP income from periods prior to 3Q22, and PAA net accretion for 1Q23, 4Q22 and 3Q22. (22) Mortgage banking revenue for 3Q22 was adjusted for the $1.95 million impairment on the GNMA MSR portfolio. (23) March 31, 2023, dollars and ratios are estimated. (24) 3Q22 does not include BTH Bank, which elected the Community Bank Leverage Ratio. (25) Other noninterest income represents a $316,000 payout on a BOLI life insurance policy during 1Q20 and a $367,000 valuation adjustment on a non-marketable equity security during 2Q19.